EATON VANCE VT FLOATING-RATE INCOME FUND

Supplement to Statement of Additional Information dated May 1, 2020

The following replaces “Distribution and Shareholder Servicing Fees.” under “APPENDIX A - Initial Class Fees & Ownership”:

Distribution and Shareholder Servicing Fees. For the fiscal year ended December 31, 2019, the following table shows total distribution fee payments pursuant to the Distribution Plan paid by the Fund and shareholder servicing fees paid pursuant to the Shareholder Servicing Plan paid by the Fund:

Distribution Fees Paid	Shareholder Servicing Fees Paid
$1,681,890	$1,664,784

May 13, 2020